As filed with the Securities and Exchange Commission on September 19, 2001

                                                                Registration No.

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549
                                    FORM S-8
                             REGISTRATION STATEMENT

                        Under The Securities Act of 1933

                           IKON OFFICE SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

         OHIO                                             23-0334400
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

                          -----------------------------
                                  P.O. Box 834
                        Valley Forge, Pennsylvania 19482
               (Address of Principal Executive Offices) (Zip Code)
                          -----------------------------
                           IKON OFFICE SOLUTIONS, INC.
                             RETIREMENT SAVINGS PLAN
                          -----------------------------
                                   Don H. Liu
              Senior Vice President, General Counsel and Secretary
                           IKON Office Solutions, Inc.
                                     Box 834
                        Valley Forge, Pennsylvania 19482
                     (Name and address of agent for service)
                                 (610) 296-8000
          (Telephone number, including area code, of agent for service)
                       -----------------------------------
                         CALCULATION OF REGISTRATION FEE

                                                      Proposed Maximum         Proposed Maximum
Title of securities           Amount to be           Offering price per       Aggregate offering            Amount of
To be registered              registered                   unit*                   price                registration fee

Common stock                  10,000,000                 $8.30                  $83,000,000                $20,750.00
without
par value**
---------

*Estimated solely for the purpose of determining the registration fee pursuant to Rule 457(c).
**This Registration Statement relates to Registration Statement No. 333-51134 and is being filed pursuant to General Instruction E of Form S-8 in order to register additional securities of the same class as other securities for which a registration statement file on this form relating to the same employee benefit plan is effective.

         On December 1, 2000, the Registrant filed a Registration Statement on Form S-8, Registration Statement No. 333-51134 to register 10,000,000 shares of common stock, no par value (the "Common Stock") which were issuable under the Registrant's Retirement Savings Plan (the "Plan"). The contents of Registration Statement No. 333-51134 are incorporated by reference in this Registration Statement. The Registrant is now filing this separate Registration Statement to register an additional 10,000,000 shares of Common Stock which may be issued under the Plan.


Item 8.  Exhibits

         (4.1) Amended and Restated Rights Agreement, dated as of June 18, 1997 between IKON Office Solutions, Inc. and National City Bank, filed on June 18, 1997 as Exhibit 1 to IKON Office Solutions, Inc.'s Report on Form 8-K, is incorporated herein by reference.

         (5)      Opinion of Don H. Liu re: legality.

         (23.1)   Consent of Ernst & Young LLP.

         (23.2)   Consent of PricewaterhouseCoopers LLP.

         (24.1)   Powers of Attorney.

         (24.2)   Certification of Board Resolution re: Power of Attorney.

The Plan. Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in Malvern, Pennsylvania, on the 17th day of September 2001.



                                            IKON OFFICE SOLUTIONS, INC.




                                            By:  /s/ ALLISTER H. MCCREE, JR.
                                                 -------------------------------
                                                     Allister H. McCree, Jr.
                                                     Plan Administrator

                                   SIGNATURES

The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Malvern, Pennsylvania, on the 17th day of September 2001.


                                           IKON OFFICE SOLUTIONS, INC.




Date:  September 17, 2001                By:   /S/ WILLIAM S. URKIEL
                                               -------------------------------
                                                   (William S. Urkiel)
                                         Title:   Senior Vice President and
                                                  Chief Financial Officer
                                                  (Principal Financial Officer)



         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


            Signature                       Title                                     Date
/S/ JAMES J. FORESE                Chairman and Chief Executive Officer      September 17, 2001
------------------------------     (Principal Executive Officer)
    (James J. Forese)


/S/ WILLIAM S. URKIEL              Senior Vice President and                 September 17, 2001
------------------------------     Chief Financial Officer
   (William S. Urkiel)             (Principal Financial Officer)



/S/ CARLYLE S. JONES               Controller                                September 17, 2001
------------------------------     (Principal Accounting Officer)
   (Carlyle S. Jones)









   Signature                                Title                           Date



   *JUDITH M.  BELL                Director                          September 17, 2001
------------------------------
        (Judy Bell)


   *JAMES R. BIRLE                 Director                          September 17, 2001
------------------------------
        (James R. Birle)


   *PHILIP E. CUSHING              Director                          September 17, 2001
------------------------------
        (Philip E. Cushing)


   *RICHARD A. JALKUT              Director                          September 17, 2001
------------------------------
        (Richard A. Jalkut)


   *ROBERT M. FUREK                Director                          September 17, 2001
------------------------------
        (Robert M. Furek)


   *ARTHUR E. JOHNSON              Director                          September 17, 2001
------------------------------
        (Arthur E. Johnson)


   *THOMAS R. GIBSON               Director                          September 17, 2001
------------------------------
        (Thomas R. Gibson)


   *KURT M. LANDGRAF               Director                          September 17, 2001
------------------------------
        (Kurth M. Landgraf)


   *MARILYN WARE                   Director                          September 17, 2001
------------------------------
     (Marilyn Ware)


         *By his signature set forth below, Don H. Liu, pursuant to duly executed Powers of Attorney duly filed with the Securities and Exchange Commission, has signed this Registration Statement on behalf of the persons whose signatures are printed above, in the capacities set forth opposite their respective names.




  /S/ DON H. LIU                                              September 17, 2001
----------------------------------------
         (Don H. Liu)

INDEX TO EXHIBITS


         (5)      Opinion of Don H. Liu re: legality.

         (23.1)   Consent of Ernst & Young LLP.

         (23.3)   Consent of PricewaterhouseCoopers LLP.

         (24.1)   Powers of Attorney.

         (24.2)   Certification of Board Resolution re: Power of Attorney.